AMENDMENT NO. 5 TO

ASSET PURCHASE AND SALE AGREEMENT

DATED JUNE 14, 2007

THIS AMENDMENT NO. 5 to Asset Purchase and Sale Agreement is made and entered into this 3rd day of March, 2008, by and among GLOBAL CASINOS, INC. a Utah corporation ("Global"); and DOC HOLLIDAY CASINO, LLC, a Colorado limited liability company (“Doc Holliday”).

WITNESETH:

WHEREAS, the parties executed and delivered a certain Asset Purchase and Sale Agreement dated as of June 14, 2007, as amended by Amendment No. 1 thereto dated September 28, 2007 and by Amendment No. 2 thereto dated November 30, 2007 and by Amendment No. 3 thereto dated December 5, 2007 and by Amendment No. 4 thereto dated January 30, 2008 (the “Agreement”); and

WHEREAS, the parties desire to modify and amend certain provisions of the Agreement in the particulars herein below set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained the parties agree as follows:

1.

Section 9.1(b) of the Agreement is further amended in its entirety to provide the following:

“9.1(b)   By either Buyer or Seller, if for any reason the parties have failed to close the transactions contemplated by this Agreement on or before March 31, 2008, provided that the party seeking to terminate is not in material default hereunder.”

2.

This Amendment may not be construed to amend the Agreement in any way except as expressly set forth herein.  The execution and delivery of this Amendment does not constitute and this Amendment may not be construed to constitute a waiver by any party of:

a.

Any breach of the Agreement by any party, whether or not such breach is now existing or currently known or unknown to the non-breaching party or parties; or

b.

Any right or remedy arising from or available to a party by reason of a breach of the  Agreement by any other party or parties.

3.

The parties hereby confirm that the Agreement, as amended by this Amendment, is in full force and effect.  In the event of any conflict or inconsistency between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall control.

4.

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Agreement.

IN WITNESS WHEREOF, the parties have signed the Agreement the date and year first above written.

GLOBAL CASINOS, INC.

a Utah corporation

/s/ Clifford L. Neuman

Name:  Clifford L. Neuman

Title:  President

DOC HOLLIDAY CASINO, LLC.,

a Colorado limited liability corporation

/s/ Fedele V. Scutti

Name: Fedele V. Scutti

Title:  Member

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